UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 31, 2023 (October 26, 2023)

NETWORK CN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30264	90-0370486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 705B, 7th Floor, New East Ocean Centre, 9 Science Museum Road, TST, KLN, Hong Kong

(Address of Principal Executive Offices)
(Zip Code)

852-9625 0097
(Registrant's telephone number, including area code)

_____________________________________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: NONE

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NWCN	OTC market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On October 3, 2023, Network CN Inc. (the “Company”) was notified of the resignation, effective immediately, of the US Audit Practice of Gries & Associates, LLC (“Gries”), as the Company’s independent registered public accounting firm in connection with Gries’s merger on September 26, 2023, with GreenGrowth CPAs (“GreenGrowth”). On October 26, 2023, the Company’s Board of Directors approved the appointment of GreenGrowth as the Company’s independent registered public accounting firm.

The audit reports of Gries on the financial statements of the Company as of and for the years ended December 31, 2021 and December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph in such reports regarding uncertainty about the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2021 and 2022 and through the date of this Current Report, there were: (i) no disagreements between the Company and Gries on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gries, would have caused Gries to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2022 and through the subsequent interim period through October 26, 2023, the Company did not consult with GreenGrowth (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and GreenGrowth did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Gries a copy of the disclosures in this Form 8-K and has requested that Gries furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Gries agrees with the Company’s statements in this Item 4.01(a). A copy of the letter dated Amend as October 30, 2023 furnished by Gries in response to that request is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
16.1	Letter from Gries & Associates, LLC, dated October 30, 2023
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2023

NETWORK CN INC.

By: /s/ Earnest Leung
Earnest Leung
Chief Executive Officer